AMENDED AND RESTATED PROMISSORY NOTE

$51,600,000.00 January 27, 2017

FOR VALUE RECEIVED, **TALON FIRST TRUST, LLC**, a Delaware limited liability company (the "**Borrower**") having an address at c/o Talon Real Estate Holding Corp., 5500 Wayzata Boulevard, Suite 1070, Minneapolis, Minnesota 55416, promises to pay to the order of **GAMMA REAL ESTATE CAPITAL LLC**, a Delaware limited liability company (together with its successors and assigns, the "**Lender**"), having an address c/o Gamma Real Estate LLC, 101 Park Avenue, Suite 2602, New York, New York 10178, the principal sum of FIFTY ONE MILLION SIX HUNDRED THOUSAND AND NO/100 DOLLARS ($51,600,000.00) (the "**Principal Sum**"), or so much thereof as may be advanced to or for the account of Borrower pursuant to the terms and conditions of the Loan Agreement (as hereinafter defined), together with interest at a rate per annum as provided in the Loan Agreement, on the dates and in the amounts provided in the Loan Agreement.

Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in that certain Loan Agreement dated as of even date herewith (as amended, modified, renewed, replaced, supplemented, or restated from time to time, the "**Loan Agreement**"), by and between Borrower and Lender.

Borrower promises to pay interest on the unpaid principal amount of this Amended and Restated Promissory Note (this "**Note**") from time to time on the dates and at the rate or rates provided for in the Loan Agreement, all in accordance with the terms and conditions of the Loan Agreement, which terms and conditions are incorporated herein. The entire outstanding unpaid principal amount of this Note, together with all accrued unpaid interest thereon, shall be due and payable in full on the Maturity Date. Interest on any overdue principal amount hereof, shall bear interest at a rate per annum as provided in the Loan Agreement. All payments of principal and interest shall be made to Lender in lawful money of the United States in immediately available funds at the office of Lender as set forth in the Loan Agreement (or in accordance with written notice from Lender to Borrower).

All advances made by Lender, the maturity thereof, the interest rates from time to time applicable thereto, and all repayments of the principal thereof, shall be recorded by Lender and, prior to any transfer hereof, endorsed by Lender on a schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of Lender to make, or any error of Lender in making, any such recordation or endorsement shall not affect the obligations of Borrower hereunder or under the Loan Agreement.

This Note is the "Note" referenced in the Loan Agreement. Reference is made to the Loan Agreement for provisions for the prepayment and the repayment hereof and the acceleration of the Maturity Date of this Note, the terms of which are incorporated by reference in this Note. In case an Event of Default shall occur and be continuing, the entire unpaid

principal amount of this Note, and all of the unpaid interest accrued thereon, may become or be declared due and payable in the manner and with the effect provided in the Loan Agreement.

This Note is secured by, among other things, that certain Amended and Restated Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing of even date herewith (as amended, modified, renewed, replaced, supplemented, or restated from time to time, the "**Security Instrument**") from Borrower to Lender, conveying Borrower's interest in certain real estate situated in Ramsey County, Minnesota, more particularly described in **Exhibit A** to the Security Instrument, and all other property, real and personal, more particularly described in the Security Instrument.

Borrower hereby waives presentment, demand, protest, notice of demand, protest and nonpayment and any other notice required by law relative hereto, except to the extent as otherwise may be expressly provided for in the Loan Agreement. Without limiting the generality of the foregoing, the acceptance by Lender from time to time of any payment under this Note which is past due or which is less than the payment in full of all amounts due and payable at the time of such payment, shall not (i) constitute a waiver of or impair or extinguish the right of Lender to accelerate the maturity of this Note or to exercise any other right or remedy at the time or at any subsequent time, or nullify any prior exercise of any such right or remedy, or (ii) constitute a waiver of the requirement of punctual payment and performance or a novation in any respect.

The terms of this Note and of the other Loan Documents shall bind and inure to the benefit of the heirs, devisees, representatives, successors and assigns of the parties. The foregoing sentence shall not be construed to permit Borrower to assign the Loan without the prior written consent of Lender. As further provided in the Loan Agreement, Lender may, at any time, sell, transfer, or assign all or a portion of its interest in this Note and the other Loan Documents.

Time is of the essence with respect to Borrower's obligations under this Note. If more than one person or entity executes this Note as Borrower, all of said parties shall be jointly and severally liable for payment of the indebtedness evidenced hereby. A determination that any provision of this Note is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Note to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances. This Note may not be amended except in a writing specifically intended for such purpose and executed by the party against whom enforcement of the amendment is sought. Any notice, request, or demand to or upon Borrower or Lender shall be deemed to have been properly given or made when delivered in accordance with the Loan Agreement.

The agreements made by Borrower with respect to this Note and the other Loan Documents are expressly limited so that in no event shall the amount of interest received, charged or contracted for by Lender exceed the highest lawful amount of interest permissible under the laws applicable to the Loan. If at any time performance of any provision of this Note or the other Loan Documents results in the highest lawful rate of interest permissible under applicable laws being exceeded, then the amount of interest received, charged or contracted for by Lender shall automatically, and without further action by any party, be deemed to have been

reduced to the highest lawful amount of interest then permissible under applicable laws. If Lender shall ever receive, charge or contract for, as interest, an amount which is unlawful, at Lender's election, the amount of unlawful interest shall be refunded to Borrower (if actually paid) or applied to reduce the then unpaid balance of the Loan. To the fullest extent permitted by applicable laws, any amounts contracted for, charged or received under the Loan Documents included for the purpose of determining whether the interest rate would exceed the highest lawful rate shall be calculated by allocating and spreading such interest to and over the full stated term of this Note.

Borrower agrees, in the event that this Note or any portion hereof is collected by law or through an attorney at law, to pay all reasonable costs of collection actually incurred, including, without limitation, reasonable attorneys' fees actually incurred.

In the event of a conflict between this Note and the provisions of the Loan Agreement, the Loan Agreement shall control.

THIS NOTE WAS NEGOTIATED IN THE STATE OF NEW YORK, THE LOAN WAS MADE BY LENDER AND ACCEPTED BY BORROWER IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THE LOAN DELIVERED PURSUANT HERETO ARE DEEMED TO HAVE BEEN DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS NOTE AND THE OTHER LOAN DOCUMENTS AND THE OBLIGATIONS ARISING HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION, AND ENFORCEMENT OF THE LIEN AND SECURITY INTEREST CREATED PURSUANT TO THE LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE STATE IN WHICH THE PROPERTY IS LOCATED, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, THE LAW OF THE STATE OF NEW YORK SHALL GOVERN THE CONSTRUCTION, VALIDITY AND ENFORCEABILITY OF ALL LOAN DOCUMENTS AND ALL OF THE OBLIGATIONS ARISING HEREUNDER OR THEREUNDER. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS NOTE AND THE OTHER LOAN DOCUMENTS, AND THIS NOTE AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR BORROWER ARISING OUT OF OR RELATING TO THIS NOTE OR THE OTHER LOAN

DOCUMENTS MAY AT LENDER'S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND BORROWER WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING.

THIS NOTE IS AN AMENDMENT TO, AND RESTATEMENT AND REPLACEMENT OF, THAT CERTAIN PROMISSORY NOTE EXECUTED BY BORROWER, PAYABLE TO THE ORDER OF RCC REAL ESTATE, INC., A DELAWARE CORPORATION ("RCC"), DATED JULY 2, 2014, IN THE ORIGINAL PRINCIPAL AMOUNT OF THIRTY THREE MILLION AND 00/100 DOLLARS ($33,000,000.00) (AS OF THE DATE HEREOF, THE UNPAID PRINCIPAL BALANCE DUE THEREUNDER IS TWENTY-NINE MILLION THREE HUNDRED FIFTY-FOUR THOUSAND SEVEN HUNDRED SEVENTY-FOUR AND 23/100 DOLLARS ($29,354,774.23)), AS ASSIGNED PURSUANT TO THAT CERTAIN ALLONGE DATED JULY 2, 2014, EXECUTED BY RCC IN FAVOR OF RESOURCE, AND AS FURTHER ASSIGNED TO LENDER PURSUANT TO THAT CERTAIN ALLONGE DATED OF EVEN DATE HEREWITH, EXECUTED BY RESOURCE IN FAVOR OF LENDER, AND THIS NOTE REPRESENTS, AMONG OTHER THINGS, AN EXTENSION OF THE MATURITY THEREON, AN ADDITIONAL PRINCIPAL ADVANCE OF TWENTY-TWO MILLION TWO HUNDRED FORTY-FIVE THOUSAND TWO HUNDRED TWENTY-FIVE AND 77/100 DOLLARS ($22,245,225.77), AND IS NOT IN PAYMENT THEREOF.

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IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed under seal, by its duly authorized officer as of the day and year first above written.

TALON FIRST TRUST, LLC,
a Delaware limited liability company

By: ______________________
Name: Matthew G. Kaminski
Title: President